Tenancy Agreement
租賃合約

An Agreement made the 15th day of April , 2019 between the Landlord and the Tenant as more particularly described in the Schedule I.
此合約由業主及租客(雙方資料詳列於附表一)於 2019 年 4 月 15 日訂立。

The Landlord lets and the Tenant takes the Premises for the Term of Tenancy and at the Rent as more particularly described in the Schedule I and both parties agree to observe and perform the terms and conditions as follows:-

業主及租客雙方同意遵守及履行下列條款租出及租入附表一內的物業，其租期及租金已列載於附表一內。

1. The Tenant shall pay the Rent in advance on the first day of each and every calendar month during the said term. If the Tenant shall fail to pay the Rent after 7 days from the due date, the Landlord shall have right to institute appropriate action to recover the rent and all costs, expenses and other outgoings so incurred by the Landlord in relation to such action shall be a debt owed by the Tenant to the Landlord and shall be recoverable in full by the Landlord.
   租客須在租期內每個月份第一天上繳支付指定的租金。倘租客於應繳租金之日的七天後仍未清付該租金，則業主有權採取適當行動追討租客所欠的租金，而由此而引起的一切費用及開支將構成租客所欠業主的債項，業主將有權向租客一併追討所欠款項全數。

2. The Tenant shall not make any alterations in and /or additions to the said premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.
   租客在沒有業主書面同意前，不得對該物業作任何改動及/或加建，惟業主不得無理拒絕給予租客有關的同意書。

3. The Tenant shall not assign, transfer, underlet or otherwise part with the possession of the said premises or any part thereof to any other person.
   租客不得轉讓、轉租或分租該物業或其任何部分或將該物業或其任何部分的佔用權讓予其他任何人等。

4. The Tenant shall comply with all ordinances, regulations and rules of Hong Kong and shall observe and perform the covenants, terms and conditions of the Deed of Mutual Covenant and Sub-Deed of Mutual Covenant (if any) relating to the said premises. The Tenant shall not contravene any negative or restrictive covenants contained in the Government Lease(s) under which the Premises are held from the Government.
   租客須遵守香港一干法律條例和規則及該物業所屬的大廈有關的公契內的條款。租客亦不可違反屬該物業地段內的官批地契上的任何制約性條款。

5. The Tenant shall during the said term keep the whole of the interior of the said premises in good and tenantable repair and condition (fair wear and tear and damage caused by inherent defects excepted) and shall deliver up vacant possession of the Premises in the same repair and condition on the expiration or sooner determination of this tenancy.
   租客須在租約期內保持物業內部的維修狀態良好(自然損耗及因固有的缺陷所產生的損壞除外)並須於租約期滿或終止時將物業在同樣的維修狀態下交吉交回業主。

6. Provided that the Tenant paying the rent hereby reserved and all charges payable hereunder and performing and observing the covenants by the Tenant hereinbefore contained may peaceably hold and enjoy the said premises during the said term without any interruption by the Landlord or any person lawfully claiming through or under or in trust for him.
   若租客按時清繳租金和雜費及沒有干犯此合約內任何條款，則業主不得在租約期內干擾租客享用該物業。

7. The Landlord shall keep and maintain the structural parts of the said premises in proper state of repair provided that the Landlord' s liability shall not be incurred unless and until written notice of any defect or want of repair has been given by the Tenant to the Landlord and the Landlord shall have failed to take reasonable steps to repair and remedy the same after the lapse of a reasonable time from the date of service of such notice.
   業主須保養及適當維修物業內主要結構部分。唯業主須在收到租客的書面要求後才會有責任在合理時限內將有關損壞維修妥當。

8. The Landlord and the Tenant agree to be bound by the additional terms and conditions contained in the Schedule II (if any).
   業主及租客雙方同意遵守附表二內的附加條款 (如有需要)。

9. If there is any conflict between the English version and the Chinese version in this agreement, *the English / Chinese version shall prevail.
   如英文與中文文本有差異時，將以 *~~英文~~/ 中文文本為準。

- delete where inapplicable
  刪去不適用者

Confirmed and Accepted all the terms and conditions contained herein by the Landlord
業主確認及接受這合約內所有條款的約束

For and on behalf of
加維爾顧問有限公司
CALVARY CONSULTANT LIMITED

Authorized Signature(s)

BR No. 商業登記證號碼: 36220319

Confirmed and Accepted all the terms and conditions contained herein by the Tenant
租客確認及接受這合約內所有條款的約束

For and on behalf of
JFB Internet Service Limited
聚富滙互聯網服務有限公司

Authorized Signature(s)

BR No 商業登記證號碼: 67932795

Schedule I
附表一

The Premises : Room 2708-9, 27/F., The Metropolis Tower, 10 Metropolis Drive, Hunghom, Kowloon, H.K.

物業 九龍紅磡都會道10號都會大廈27樓2708-9室

The Landlord : Calvary Consultant Limited
業主 whose *address /registered office is situate at 其通訊地址為 / 註冊地址為

聯絡電話 Tel : Mr. Derek Chui (852) 66803166

The Tenant : JFB Internet Service Limited 聚富滙互聯網服務有限公司
租客 whose *address /registered office is situate at 其通訊地址為 / 註冊地址為

聯絡電話 Tel : 邱嘉儀小姐 Miss Phoebe (852) 54117661

Term of Tenancy : From May 1, 2019 to April 30, 2020 (both days inclusive)

租期 由 2019年5月1日 至 2020年4月30日 包括首尾兩天)

租金 每月為港幣 $ 20,000 (包括房間一間及2個獨立辦工檯)

按金 兩個月為港幣 $ 40,000

Schedule II
附表二

1 Usage 用途

The Tenant shall not use or permit to be used the Premises or any part thereof for any purpose other than for office purpose only.

租客除在該物業作 辦公室 用途外，不可將該物業或其任何部分作其他用途。

2 **The Miscellaneous Payments 雜項費用**

The following payments shall be paid in respect of the said premises during the Term of Tenancy:
在租期內負責下列費用:

(a)	Management fee: 管理費:	To be borne by *~~the Tenant/~~ the Landlord. 由 *~~租客~~ / 業主支付。
(b)	Air-conditioning Charges: 冷氣費:	To be borne by *~~the Tenant/~~ the Landlord. 由 *~~租客~~ / 業主支付。
(c)	Government Rates: 差餉:	To be borne by *~~the Tenant/~~ the Landlord. 由 *~~租客~~ / 業主支付。
(d)	Government Rent: 地租:	To be borne by *~~the Tenant/~~ the Landlord. 由 *~~租客~~ / 業主支付。

- delete where inapplicable
  刪去不適用者

4 **Break Clause 退租權**

Notwithstanding anything to the contrary hereinbefore contained, the Landlord/Tenant either party shall be entitled to terminate this Agreement earlier than as herein provided by serving not less than __**One**__ months' written notice.

儘管與前文不符，業主／租客／任何一方可給予業主／租客／另一方不少於_1_個月的書面通知。

5 **Others 其他**

目前暫時免費提供2個座位至有人承租為止，如果有其它公司承租的話，將收回其中一個座位 (免費提供前台總機的座位作補償)，而另外一個座位如同意保留的話，則須額外支付每月租金 HK$5,000，方可繼續使用，否則須一併退回給業主。